Exhibit 99.6
MEDIA RELEASE
American Campus Communities Inc. Acquires Royal Properties Portfolio
AUSTIN, Texas—(BUSINESS WIRE)—March 2, 2006—American Campus Communities Inc. (NYSE:ACC) today announced that it has completed the previously announced acquisition of the Royal Properties student housing portfolio, consisting of 13 properties, containing 5,710 beds, and located in 10 markets.
The 13 communities average approximately five years in age with infill locations in established submarkets with barriers to entry, and have an average distance of 0.5 miles to campus. The acquisition value of $244.3 million excludes $9.8 million of anticipated closing costs, initial integration expenses, and capital expenditures necessary to bring the properties up to company operating standards. As part of the transaction, the company is assuming $123.6 million in fixed-rate mortgage debt with a weighted average interest rate of 5.95 percent and an average remaining term to maturity of 6.3 years. In addition, the company is issuing Royal partners 2,200,000 Operating Partnership units (exchangeable after one year into an equal number of shares of the company’s common stock) comprised of approximately 2.1 million common units valued at $23.50 per unit and 100,000 preferred units valued at $26.75 per unit. Furthermore, Michael J. Henneman, chairman of Royal Properties, has joined ACC’s board of directors.
“These assets have rental rates at a very attractive price point and have yielded strong historical growth due to their excellent location in major university markets,” said Bill Bayless, ACC CEO. “This portfolio meets our stringent investment criteria and fits well with our existing portfolio.”
Merrill Lynch & Co. served as ACC’s financial advisor, and Locke Liddell & Sapp LLP served as ACC’s legal advisor in the transaction. A supplemental package will be made available on ACC’s website and will be discussed on today’s previously announced earnings call.
About American Campus Communities
American Campus Communities Inc. is one of the largest developers, owners and managers of high-quality student housing communities in the United States. The company is a fully integrated, self-managed and self-administered equity real estate investment trust (REIT) with expertise in the design, finance, development, construction management, leasing and management of student housing properties. American Campus Communities owns and manages a portfolio of 38 student housing communities containing approximately 22,800 beds. Including its owned properties, the company provides management and leasing services at a total of 53 properties with more than 31,800 beds located on or near college and university campuses. Additional information is available at www.americancampuscommunities.com.
Contact: American Campus Communities Inc., Austin
Brian Nickel, 512-732-1000

Supplemental Analyst Package Royal Transaction March 2, 2006

TABLE OF CONTENTS Supplemental Analyst Package Royal Transaction

ROYAL TRANSACTION SUMMARY Description: Portfolio consisting of 13 operating properties Purchase Price (1): $244,250,000 Price/Unit (1): $139,095 (based on 1,756 units) Price/Bed (1): $42,776 (based on 5,710 beds) Nominal Cap Rate: 6.83% (before capex, transaction expenses, and debt MTM) Economic Cap Rate: 6.26% (after capex, transaction expenses, and debt MTM) Consideration Mix (1): Approximately $123.6 million in assumed fixed-rate mortgage debt, $49.1 million in Operating Partnership Units or 2,090,562 units valued at $23.50 per unit, $3.1 million in Preferred Units or 114,964 units valued at $26.75 per unit with a 5.99% coupon and the remaining $68.4 million in cash. Board Seat: Michael J. Henneman, Chairman of Royal Properties, will be appointed then nominated for election to the Board of Directors until the Royal investors cease to own (on an as if converted basis) at least 10% of all outstanding common stock. When ownership level falls below 10%, Mr. Henneman will have Board observation rights until the earlier to occur of (a) the REIT's annual meeting in 2008 or (b) such time that Royal investors own less than 50% of original units received. Under Contract: $24.8 million acquisition of 543 bed development property in Waco, Texas serving students attending Baylor University. Closing of transaction is scheduled upon completion of construction and occupancy and is dependent upon achieving certain occupancy levels at certain rental rates. (1) Before transaction costs. Supplemental Analyst Package Royal Transaction

STRATEGIC RATIONALE Increases scale of ACC portfolio to 38 owned properties and 22,819 beds in 23 university markets Only student housing portfolio of significant size that meets ACC's stringent investment criteria (proximity to campus, located in submarkets with barriers to entry, product differentiation) Portfolio located in major Tier 1 university markets with an average distance to campus of 0.5 miles and 9 properties located within 0.5 miles of subject university 10 of 13 operating properties located in the top ten enrollment growth states Establishes ACC in six new markets with opportunity to grow owned assets and secure additional third-party business Diversifies portfolio with properties offering a lower price point Portfolio has established same store rental rate and revenue growth Supplemental Analyst Package Royal Transaction

ROYAL PORTFOLIO SUMMARY Supplemental Analyst Package Royal Transaction

ACC PORTFOLIO GROWTH PRE Acquisition ACC Portfolio 25 Properties 5,620 Units 17,109 Beds 17 university markets 22 of 25 properties located in top ten enrollment growth states POST Acquisition ACC Portfolio 38 Properties 7,376 Units 22,819 Beds 23 university markets 32 of 38 properties located in top ten enrollment growth states Market Penetration & Expansion 6 new markets Lexington, KY; Murfreesboro, TN; Tucson, AZ; San Marcos, TX; San Antonio, TX; Lubbock, TX 4 existing markets Orlando, FL; Tallahassee, FL; Gainesville, FL; College Station, TX Supplemental Analyst Package Royal Transaction

ACC PORTFOLIO SUMMARY POST ROYAL ACQUISITION Supplemental Analyst Package Royal Transaction

ROYAL PORTFOLIO DEBT SUMMARY (dollars in millions) Supplemental Analyst Package Royal Transaction

SOURCES AND USES (dollars in millions) Supplemental Analyst Package Royal Transaction

FORWARD LOOKING STATEMENTS This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Supplemental Analyst Package Royal Transaction